Senior Debt (Citadel) (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Senior Debt

7. Senior Debt

Senior debt consisted of the following as of June 30, 2011 and December 31, 2010:

	Successor
	June 30, 2011	December 31, 2010
	(in thousands)
Type of Borrowing
Term Loan	$296,500	$350,000
Less current portion of senior debt	—	3,500

Total senior debt less current portion	$296,500	$346,500

On the Emergence Date, approximately $2.1 billion of the debt outstanding prior to the Petition Date was converted into the Emergence Term Loan Facility, which was guaranteed by the Company's operating subsidiaries. The initial principal amount of $762.5 million under the Emergence Term Loan Facility was payable in 20 consecutive quarterly installments of approximately $1.9 million, due on the last day of each fiscal quarter, which commenced on September 30, 2010, with a final maturity of $724.4 million on June 3, 2015. A valuation adjustment of $19.1 million was recorded to reflect the Emergence Term Loan Facility at its estimated fair value upon issuance. This valuation adjustment was being amortized as a reduction of interest expense, net, over the contractual term of the Emergence Term Loan Facility. At the Company's election, interest on outstanding principal for the Emergence Term Loan Facility accrued at a rate based on either: (a) the greatest of (1) the Prime Rate in effect; (2) the Federal Funds Rate plus 0.50%; or (3) the one-month Eurodollar rate plus 1.0%, in all cases subject to a 4.0% floor, plus, in each case, a spread of 7.0% or (b) the Eurodollar rate, subject to a 3.0% floor, plus 8.0%.

During the period from the Fresh-Start Date through December 10, 2010, interest expense was incurred on the Emergence Term Loan Facility at 11.0%. On December 10, 2010, the Company refinanced the Emergence Term Loan Facility with the proceeds from the issuance of $400.0 million in Senior Notes (see Note 8) and borrowings of $350.0 million under the Term Loan, along with cash on hand. Interest was incurred on the Term Loan during the first six months of 2011 at an annual rate of 4.25%.

The Term Loan is payable in quarterly payments of $875,000, which commenced on March 31, 2011, with the remaining amount payable on December 30, 2016. Outstanding amounts under the Revolving Loan are payable on December 10, 2013. During the first quarter of 2011, the Company made a principal payment in the amount of $3.5 million, representing all principal amounts due during 2011, and during the second quarter of 2011, the Company made an additional principal payment in the amount of $50.0 million. No principal payments are now due until maturity in 2016.

The Company incurred $12.0 million of debt issuance costs in connection with the Credit Facilities, and amortization of these costs was $0.6 million and $1.3 million during the three and six months ended June 30, 2011, respectively. During the three months ended June 30, 2011, the Company wrote off $1.0 million of debt issuance costs in conjunction with the prepayment of the Term Loan.

The Credit Facilities are unconditionally guaranteed by certain of the Company's subsidiaries and secured by the following: (a) a perfected first priority security interest in, among other things, all accounts receivable, inventory, cash, personal property, material intellectual property and, in each case, proceeds thereof (subject to certain exceptions) of the Company and its guarantor subsidiaries; and (b) a perfected first priority pledge of the capital stock in the Company's subsidiaries.

The proceeds from the Term Loan and the Revolving Loan bear interest at either (A) ABR (as defined in the Credit Agreement) subject to a 2.0% floor, plus 2.25% or (B) Eurodollar Rate (as defined in the Credit Agreement) subject to a 1.0% floor, plus 3.25%, depending on the Company's designation.

The Credit Agreement requires compliance with a consolidated total leverage ratio of 4.5 to 1.0 as of June 30, 2011 (with stepdowns thereafter), a senior secured leverage ratio of 2.25 to 1.0 and consolidated interest coverage ratio of 2.5 to 1.0.

The Credit Agreement also contains customary restrictive non-financial covenants, which, among other things, and with certain exceptions, limit the Company's ability to incur or guarantee additional indebtedness; consummate asset sales, acquisitions or mergers; make investments; enter into transactions with affiliates; and pay dividends or repurchase stock.

The Company was in compliance with the covenants under its Term Loan as of June 30, 2011.

Predecessor

As a result of the Company's voluntary petitions for reorganization, all of the Predecessor's senior debt obligations were accelerated, and the outstanding balances were aggregated as of the Petition Date. The total modified amount of interest-bearing senior debt began incurring interest as of the Petition Date at the non-default rate previously applicable to the Tranche B Term Loan portion of the Predecessor's senior debt. During the periods from January 1, 2010 through May 31, 2010 and from April 1, 2010 through May 31, 2010, interest expense was incurred on the $2.1 billion outstanding prior to the Petition Date at a rate of approximately 2.0%.

For the period between the Petition Date and the Fresh-Start Date, the Company stopped recognizing and paying interest on outstanding pre-petition debt obligations except for the Predecessor's senior debt. However, interest expense related to the Predecessor's senior debt for the period from January 1, 2010 through May 31, 2010 was approximately $1.9 million higher than it would have been absent the voluntary petitions for reorganization due mainly to the conversion of the outstanding interest rate swap liability and accrued facility fee balance as of the Petition Date, as well as the increased interest rate spread being paid on certain components of senior debt.